EXHIBIT 99
FOR RELEASE 6:00 AM ET, October 25, 2018

Contact:    Robert S. Tissue, Sr. Vice President & CFO
Telephone:    (304) 530-0552
Email:        rtissue@summitfgi.com

SUMMIT FINANCIAL GROUP REPORTS THIRD QUARTER AND FIRST NINE MONTHS 2018 RESULTS
Q3 2018 Diluted EPS up 14.6% to $0.55 compared to $0.48 for Q3 2017
MOOREFIELD, WV - October 25, 2018 (GLOBE NEWSWIRE) - Summit Financial Group, Inc. (“Company” or “Summit”) (NASDAQ: SMMF) today reported record third quarter 2018 net income of $6.90 million, or $0.55 per diluted share, compared to $5.93 million, or $0.48 per diluted share, for the third quarter of 2017, an increase of 16.3 percent, or 14.6 percent per diluted share.
For the nine months ended September 30, 2018, Summit recorded net income of $20.62 million, or $1.66 per diluted share, compared with $9.59 million, or $0.81 per diluted share, for the comparable 2017 nine-month period, representing an increase of 115.0 percent or 104.9 percent per diluted share. The lower earnings in the 2017 period were principally attributable to a legal settlement during first quarter 2017 which reduced earnings by $0.54 per diluted share.
Highlights for Q3 2018 include:

•	Loan balances, excluding mortgage warehouse lines of credit, increased $34.2 million during the quarter, or 8.7 percent (on an annualized basis);

•	Core deposits grew $21.4 million quarter-over-quarter, or 6.4 percent (on an annualized basis);

•	Net interest margin for the quarter declined 5 basis points to 3.53 percent compared to Q2 2018;

•	Efficiency ratio improved to 54.25 percent compared to 55.88 percent for the linked-quarter;

•	Provision for loan losses decreased $250,000 compared to the prior quarter; and

•
Write-downs of foreclosed properties were $39,000 in Q3 2018 compared to $163,000 in Q2 2018, while the net loss on sales of foreclosed properties decreased to $18,000 in Q3 2018 from a net loss of $58,000 in Q2 2018.

H. Charles Maddy, III, President and Chief Executive Officer of Summit, commented, “I am very pleased to report that Summit achieved record third quarter earnings for the quarter just ended. Further, I am particularly gratified by this past quarter’s robust lending activity, solid deposit growth and strong core operating performance, and I optimistically look forward to the remainder of the year and beyond into 2019 as we seek to be a consistent, high-performing community banking institution. Our pending acquisition of Peoples Bankshares, Inc., expected to close at beginning of 2019, will serve to combine Summit with a financially strong bank that has a similar culture, core values and guiding principles as ours, and shares the same commitment to build long-term client relationships by providing ‘Service Beyond Expectations’.”
Results from Operations
Total revenue for third quarter 2018, consisting of net interest income and noninterest income, increased 0.9 percent to $21.4 million compared to $21.2 million for the third quarter 2017. For the year-to-date period ended September 30, 2018, total revenue was $65.0 million compared to $59.2 million for the same period of 2017, representing a 9.8 percent increase primarily due to the acquisition of First Century Bankshares, Inc. in Q2 2017.
For the third quarter of 2018, net interest income was unchanged at $17.2 million compared to the prior-year third quarter and remained nearly unchanged compared to the linked quarter. The net interest margin for third quarter 2018 was 3.53 percent compared to 3.65 percent for the same year-ago quarter, and 3.58 percent for the linked quarter. Excluding the impact of accretion and amortization of fair value acquisition accounting adjustments related to the interest earning assets and interest bearing liabilities acquired from FCB and HCB, Summit’s net interest margin was 3.51 percent for Q3 2018 and 3.54 percent for first nine months of 2018.
Noninterest income, consisting primarily of insurance commissions from Summit's insurance agency subsidiary, trust and wealth management fees and service fee income from community banking activities, for third quarter 2018 was $4.21 million compared to $4.00 million for the comparable period of 2017. Excluding realized securities gains, noninterest income was $4.20 million for third quarter 2018, compared to $3.97 million reported for third quarter 2017 and $4.06 million for the linked quarter.
We recorded a $500,000 provision for loan losses during third quarter 2018 and $375,000 in Q3 2017. The need for increased loan loss provisioning during 2018 is directionally consistent with changes in the credit quality in our loan portfolio.
Q3 2018 total noninterest expense decreased 0.7 percent to $12.36 million compared to $12.45 million for the prior-year third quarter. Noninterest expense for the first nine months of 2018 decreased 17.6 percent compared to the first nine months of 2017 principally due to 1) $86,000 in merger expenses being incurred in 2018 through September 30 compared to $1.58 million in the 2017 nine-month period and 2) Summit recorded a $9.9 million charge to resolve fully all litigation with Residential Funding Company, LLC and ResCap Liquidating Trust (collectively “ResCap”) during Q1 2017. Excluding the impact of the ResCap litigation settlement charge, noninterest expense for first nine months of 2018 increased 5.4 percent to $37.4 million compared to $35.5 million for the first nine months of 2017, principally as result of the FCB acquisition.

Balance Sheet
At September 30, 2018, total assets were $2.14 billion, an increase of $4.5 million, or 0.2 percent since December 31, 2017. Total loans, net of unearned fees and allowance for loan losses, were $1.63 billion at September 30, 2018, up $39.0 million, or 2.4 percent, from the $1.59 billion reported at year-end 2017. Loans, excluding mortgage warehouse lines of credit, increased $34.2 million during the quarter, or 8.7 percent (on an annualized basis), and have grown $34.2 million or 2.9 percent (on an annualized basis) since year-end 2017.
At September 30, 2018, deposits were $1.65 billion, an increase of $50.5 million, or 3.2 percent, since year end 2017. During first nine months of 2018, checking deposits increased $110.0 million or 17.5 percent, time deposits declined by $2.6 million or 0.4 percent and savings deposits declined $56.9 million or 15.9 percent.
Shareholders’ equity was $213.6 million as of September 30, 2018 compared to $201.5 million at December 31, 2017.
Tangible book value per common share increased to $15.13 at September 30, 2018 compared to $14.08 at December 31, 2017. Summit had 12,382,450 outstanding common shares at Q3 2018 quarter end compared to 12,358,562 at year end 2017.
Asset Quality
As of September 30, 2018, nonperforming assets (“NPAs”), consisting of nonperforming loans, foreclosed properties, and repossessed assets, were $39.0 million, or 1.82 percent of assets. This compares to $37.4 million, or 1.77 percent of assets at the linked quarter-end, and $38.7 million, or 1.84 percent of assets, at third quarter-end 2017.
Third quarter 2018 net loan charge-offs were $135,000, or 0.03 percent of average loans annualized; while adding $500,000 to the allowance for loan losses through the provision for loan losses. The allowance for loan losses stood at 0.79 percent of total loans at September 30, 2018, compared to 0.78 percent at year-end 2017. If the acquired FCB and HCB loans which were recorded at fair value on the acquisition dates were excluded, the allowance for loan losses to total loans ratio at September 30, 2018 and December 31, 2017 would have been 0.87 percent and 0.91 percent, respectively.
About the Company
Summit Financial Group, Inc. is a $2.14 billion financial holding company headquartered in Moorefield, West Virginia. Summit provides community banking services primarily in the Eastern Panhandle and Southern regions of West Virginia and the Northern, Shenandoah Valley and Southwestern regions of Virginia, through its bank subsidiary, Summit Community Bank, Inc., which operates thirty banking locations. Summit also operates Summit Insurance Services, LLC in Moorefield, West Virginia and Leesburg, Virginia.

FORWARD-LOOKING STATEMENTS
This press release contains comments or information that constitute forward-looking statements (within the meaning of the Private Securities Litigation Act of 1995) that are based on current expectations that involve a number of risks and uncertainties. Words such as “expects”, “anticipates”, “believes”, “estimates” and other similar expressions or future or conditional verbs such as “will”, “should”, “would” and “could” are intended to identify such forward-looking statements.
Although we believe the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially. Factors that might cause such a difference include changes in interest rates and interest rate relationships; demand for products and services; the degree of competition by traditional and non-traditional competitors; changes in banking laws and regulations; changes in tax laws; the impact of technological advances; the outcomes of contingencies; trends in customer behavior as well as their ability to repay loans; and changes in the national and local economies. We undertake no obligation to revise these statements following the date of this press release.
ADDITIONAL INFORMATION ABOUT THE MERGER WITH PEOPLES BANKSHARES, INC. (“PEOPLES”) AND WHERE TO FIND IT
This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the proposed Merger, Summit has filed with the SEC a Registration Statement on Form S-4 with respect to the offering of Summit common stock as the Merger Consideration under the Securities Act, which includes a proxy statement of Peoples seeking approval of the Merger by Peoples’ shareholders and a prospectus of Summit. Peoples delivered the proxy statement/prospectus to its shareholders. In addition, Summit may file other relevant documents concerning the proposed Merger with the SEC. Investors and security holders are urged to read the registration statement and proxy statement/prospectus and other relevant documents because they contain important information about the proposed Merger.
Investors and security holders may obtain free copies of these documents through the website maintained by the SEC at http://www.sec.gov. Security holders of Summit and Peoples may also obtain free copies of these documents by directing a request to Ms. Teresa Ely, Summit’s Director of Shareholder Relations, by telephone at (304) 530-0526 or by email at tely@summitfgi.com or by accessing these documents at Summit’s website: www.summitfgi.com.

SUMMIT FINANCIAL GROUP, INC. (NASDAQ: SMMF)
Quarterly Performance Summary (unaudited) -- Q3 2018 vs Q3 2017
	For the Quarter Ended		Percent
Dollars in thousands	9/30/2018	9/30/2017	Change
Statements of Income
Interest income
Loans, including fees	$21,295	$19,490	9.3%
Securities	2,367	2,397	-1.3%
Other	138	149	-7.4%
Total interest income	23,800	22,036	8.0%
Interest expense
Deposits	4,714	2,963	59.1%
Borrowings	1,873	1,841	1.7%
Total interest expense	6,587	4,804	37.1%

Net interest income	17,213	17,232	-0.1%
Provision for loan losses	500	375	33.3%
Net interest income after provision for loan losses	16,713	16,857	-0.9%

Noninterest income
Insurance commissions	1,062	1,043	1.8%
Trust and wealth management fees	687	589	16.6%
Service charges on deposit accounts	1,215	1,162	4.6%
Bank card revenue	793	738	7.5%
Realized securities gains	8	26	-69.2%
Bank owned life insurance income	250	255	-2.0%
Other income	196	187	4.8%
Total noninterest income	4,211	4,000	5.3%
Noninterest expense
Salaries and employee benefits	6,806	6,610	3.0%
Net occupancy expense	856	847	1.1%
Equipment expense	1,118	1,093	2.3%
Professional fees	503	373	34.9%
Advertising and public relations	170	137	24.1%
Amortization of intangibles	413	448	-7.8%
FDIC premiums	210	310	-32.3%
Bank card expense	384	395	-2.8%
Foreclosed properties expense, net of losses	169	233	-27.5%
Merger-related expense	86	11	681.8%
Other expenses	1,643	1,990	-17.4%
Total noninterest expense	12,358	12,447	-0.7%
Income before income taxes	8,566	8,410	1.9%
Income tax expense	1,667	2,480	-32.8%
Net income	$6,899	$5,930	16.3%

SUMMIT FINANCIAL GROUP, INC. (NASDAQ: SMMF)
Quarterly Performance Summary (unaudited) -- Q3 2018 vs Q3 2017

	For the Quarter Ended		Percent
	9/30/2018	9/30/2017	Change
Per Share Data
Earnings per common share
Basic	$0.56	$0.48	16.7%
Diluted	$0.55	$0.48	14.6%

Cash dividends	$0.13	$0.11	18.2%

Average common shares outstanding
Basic	12,374,350	12,299,987	0.6%
Diluted	12,439,051	12,318,959	1.0%

Common shares outstanding at period end	12,382,450	12,311,723	0.6%

Performance Ratios
Return on average equity	13.00%	12.10%	7.4%
Return on average tangible equity	14.85%	14.12%	5.2%
Return on average assets	1.31%	1.14%	14.9%
Net interest margin	3.53%	3.65%	-3.3%
Efficiency ratio (A)	54.25%	54.51%	-0.5%

NOTE (A) - Computed on a tax equivalent basis excluding gains/losses on sales of assets, write-downs of OREO properties to fair value and amortization of intangibles.

SUMMIT FINANCIAL GROUP, INC. (NASDAQ: SMMF)
Nine Month Performance Summary (unaudited) -- 2018 vs 2017
	For the Nine Months Ended		Percent
Dollars in thousands	9/30/2018	9/30/2017	Change
Statements of Income
Interest income
Loans, including fees	$62,624	$54,878	14.1%
Securities	7,060	6,597	7.0%
Other	412	466	-11.6%
Total interest income	70,096	61,941	13.2%
Interest expense
Deposits	12,572	7,987	57.4%
Borrowings	5,779	5,245	10.2%
Total interest expense	18,351	13,232	38.7%

Net interest income	51,745	48,709	6.2%
Provision for loan losses	1,750	875	100.0%
Net interest income after provision for loan losses	49,995	47,834	4.5%

Noninterest income
Insurance commissions	3,188	3,000	6.3%
Trust and wealth management fees	2,026	1,284	57.8%
Service charges on deposit accounts	3,421	2,910	17.6%
Bank card revenue	2,343	1,955	19.8%
Realized securities gains	828	58	n/m
Bank owned life insurance income	773	758	2.0%
Other income	656	531	23.5%
Total noninterest income	13,235	10,496	26.1%
Noninterest expense
Salaries and employee benefits	20,550	18,555	10.8%
Net occupancy expense	2,528	2,239	12.9%
Equipment expense	3,271	2,859	14.4%
Professional fees	1,222	1,012	20.8%
Advertising and public relations	461	393	17.3%
Amortization of intangibles	1,261	974	29.5%
FDIC premiums	690	815	-15.3%
Bank card expense	1,080	1,113	-3.0%
Foreclosed properties expense, net of losses	843	824	2.3%
Litigation settlement	—	9,900	n/a
Merger-related expense	86	1,575	n/m
Other expenses	5,415	5,140	5.4%
Total noninterest expense	37,407	45,399	-17.6%
Income before income taxes	25,823	12,931	99.7%
Income tax expense	5,201	3,339	55.8%
Net income	$20,622	$9,592	115.0%

SUMMIT FINANCIAL GROUP, INC. (NASDAQ: SMMF)
Nine Month Performance Summary (unaudited) -- 2018 vs 2017

	For the Nine Months Ended		Percent
	9/30/2018	9/30/2017	Change
Per Share Data
Earnings per common share
Basic	$1.67	$0.81	106.2%
Diluted	$1.66	$0.81	104.9%

Cash dividends	$0.39	$0.33	18.2%

Average common shares outstanding
Basic	12,366,612	11,781,342	5.0%
Diluted	12,430,227	11,807,002	5.3%

Common shares outstanding at period end	12,382,450	12,311,723	0.6%

Performance Ratios
Return on average equity	13.28%	7.06%	88.1%
Return on average tangible equity	15.27%	8.08%	89.0%
Return on average assets	1.30%	0.65%	100.0%
Net interest margin	3.56%	3.67%	-3.0%
Efficiency ratio (A)	54.66%	52.76%	3.6%

NOTE (A) - Computed on a tax equivalent basis excluding gains/losses on sales of assets, litigation settlement, write-downs of OREO properties to fair value and amortization of intangibles.

SUMMIT FINANCIAL GROUP, INC. (NASDAQ: SMMF)
Five Quarter Performance Summary (unaudited)

	For the Quarter Ended
Dollars in thousands	9/30/2018	6/30/2018	3/31/2018	12/31/2017	9/30/2017
Statements of Income
Interest income
Loans, including fees	$21,295	$20,962	$20,366	$20,031	$19,490
Securities	2,367	2,303	2,391	2,412	2,397
Other	138	134	140	144	149
Total interest income	23,800	23,399	22,897	22,587	22,036
Interest expense
Deposits	4,714	4,309	3,549	3,224	2,963
Borrowings	1,873	1,815	2,091	1,925	1,841
Total interest expense	6,587	6,124	5,640	5,149	4,804

Net interest income	17,213	17,275	17,257	17,438	17,232
Provision for loan losses	500	750	500	375	375
Net interest income after provision for loan losses	16,713	16,525	16,757	17,063	16,857

Noninterest income
Insurance commissions	1,062	1,013	1,113	1,005	1,043
Trust and wealth management fees	687	672	667	578	589
Service charges on deposit accounts	1,215	1,116	1,091	1,200	1,162
Bank card revenue	793	801	749	742	738
Realized securities gains (losses)	8	87	732	(71)	26
Bank owned life insurance income	250	249	275	258	255
Other income	196	210	249	219	187
Total noninterest income	4,211	4,148	4,876	3,931	4,000
Noninterest expense
Salaries and employee benefits	6,806	6,922	6,821	6,520	6,610
Net occupancy expense	856	840	832	772	847
Equipment expense	1,118	1,071	1,083	1,095	1,093
Professional fees	503	385	333	355	373
Advertising and public relations	170	188	103	185	137
Amortization of intangibles	413	413	436	435	448
FDIC premiums	210	240	240	250	310
Bank card expense	384	361	335	319	395
Foreclosed properties expense, net of losses	169	350	325	516	233
Merger-related expense	86	—	—	14	11
Other expenses	1,643	1,965	1,806	1,885	1,990
Total noninterest expense	12,358	12,735	12,314	12,346	12,447
Income before income taxes	8,566	7,938	9,319	8,648	8,410
Income tax expense	1,667	1,658	1,876	6,325	2,480
Net income	$6,899	$6,280	$7,443	$2,323	$5,930

SUMMIT FINANCIAL GROUP, INC. (NASDAQ: SMMF)
Five Quarter Performance Summary (unaudited)

	For the Quarter Ended
	9/30/2018	6/30/2018	3/31/2018	12/31/2017	9/30/2017
Per Share Data
Earnings per common share
Basic	$0.56	$0.51	$0.60	$0.19	$0.48
Diluted	$0.55	$0.51	$0.60	$0.19	$0.48

Cash dividends	$0.13	$0.13	$0.13	$0.11	$0.11

Average common shares outstanding
Basic	12,374,350	12,366,522	12,358,849	12,325,067	12,299,987
Diluted	12,439,051	12,431,984	12,383,757	12,371,507	12,318,959

Common shares outstanding at period end	12,382,450	12,373,747	12,366,360	12,358,562	12,311,723

Performance Ratios
Return on average equity	13.00%	12.16%	14.73%	4.62%	12.10%
Return on average tangible equity	14.85%	13.98%	17.04%	5.36%	14.12%
Return on average assets	1.31%	1.19%	1.40%	0.44%	1.14%
Net interest margin	3.53%	3.58%	3.58%	3.65%	3.65%
Efficiency ratio (A)	54.25%	55.88%	53.84%	52.44%	54.51%

NOTE (A) - Computed on a tax equivalent basis excluding gains/losses on sales of assets, write-downs of OREO properties to fair value and amortization of intangibles.

SUMMIT FINANCIAL GROUP, INC. (NASDAQ: SMMF)
Selected Balance Sheet Data (unaudited)

Dollars in thousands, except per share amounts	9/30/2018	6/30/2018	3/31/2018	12/31/2017	9/30/2017

Assets
Cash and due from banks	$9,382	$8,314	$9,042	$9,641	$9,220
Interest bearing deposits other banks	44,452	38,097	38,365	42,990	41,994
Securities	288,040	283,221	296,890	328,723	328,726
Loans, net	1,632,747	1,617,373	1,631,150	1,593,744	1,559,328
Property held for sale	22,017	21,606	21,442	21,470	22,622
Premises and equipment, net	36,888	36,017	35,554	34,209	34,220
Goodwill and other intangible assets	26,252	26,665	27,077	27,513	27,879
Cash surrender value of life insurance policies	42,208	41,932	41,668	41,358	41,076
Other assets	36,741	34,427	33,707	34,592	36,071
Total assets	$2,138,727	$2,107,652	$2,134,895	$2,134,240	$2,101,136

Liabilities and Shareholders' Equity
Deposits	$1,651,064	$1,639,996	$1,654,523	$1,600,601	$1,616,768
Short-term borrowings	238,403	202,429	193,513	250,499	202,988
Long-term borrowings and subordinated debentures	20,328	40,332	65,336	65,340	65,344
Other liabilities	15,376	15,016	16,514	16,295	17,254
Shareholders' equity	213,556	209,879	205,009	201,505	198,782
Total liabilities and shareholders' equity	$2,138,727	$2,107,652	$2,134,895	$2,134,240	$2,101,136

Book value per common share	$17.25	$16.96	$16.55	$16.30	$16.15
Tangible book value per common share	$15.13	$14.81	$14.36	$14.08	$13.88
Tangible common equity to tangible assets	8.9%	8.8%	8.4%	8.3%	8.2%

SUMMIT FINANCIAL GROUP INC. (NASDAQ: SMMF)
Regulatory Capital Ratios (unaudited)

	9/30/2018	6/30/2018	3/31/2018	12/31/2017	9/30/2017
Summit Financial Group, Inc.
CET1 Risk-based Capital	11.1%	11.0%	10.7%	10.6%	10.8%
Tier 1 Risk-based Capital	12.2%	12.1%	11.8%	11.8%	11.9%
Total Risk Based Capital	12.9%	12.8%	12.5%	12.5%	12.7%
Tier 1 Leverage Ratio	10.1%	9.9%	9.5%	9.4%	9.5%

Summit Community Bank, Inc.
CET1 Risk-based Capital	12.0%	12.0%	11.7%	11.7%	11.8%
Tier 1 Risk-based Capital	12.0%	12.0%	11.7%	11.7%	11.8%
Total Risk Based Capital	12.7%	12.8%	12.5%	12.5%	12.6%
Tier 1 Leverage Ratio	9.9%	9.8%	9.5%	9.4%	9.4%

SUMMIT FINANCIAL GROUP INC. (NASDAQ: SMMF)
Loan Composition (unaudited)

Dollars in thousands	9/30/2018	6/30/2018	3/31/2018	12/31/2017	9/30/2017

Commercial	$167,972	$171,410	$189,586	$189,981	$187,193
Mortgage warehouse lines	35,910	54,332	45,702	30,757	33,525
Commercial real estate
Owner occupied	272,475	262,174	265,075	250,202	239,840
Non-owner occupied	530,568	503,047	498,445	484,902	464,543
Construction and development
Land and development	71,819	74,018	66,841	67,219	71,412
Construction	25,703	25,711	33,327	33,412	28,756
Residential real estate
Non-jumbo	340,783	343,044	346,477	354,101	355,642
Jumbo	72,327	66,831	67,169	62,267	61,253
Home equity	82,018	82,409	83,382	84,028	82,720
Consumer	33,664	34,249	34,825	36,202	36,915
Other	12,452	12,728	12,578	13,238	9,994
Total loans, net of unearned fees	1,645,691	1,629,953	1,643,407	1,606,309	1,571,793
Less allowance for loan losses	12,944	12,580	12,257	12,565	12,465
Loans, net	$1,632,747	$1,617,373	$1,631,150	$1,593,744	$1,559,328

SUMMIT FINANCIAL GROUP INC. (NASDAQ: SMMF)
Deposit Composition (unaudited)

Dollars in thousands	9/30/2018	6/30/2018	3/31/2018	12/31/2017	9/30/2017
Core deposits
Non interest bearing checking	$232,697	$217,134	$219,293	$217,493	$215,910
Interest bearing checking	505,411	472,041	447,172	410,606	397,843
Savings	301,269	322,940	346,962	358,168	362,653
Time deposits	316,941	322,801	318,556	318,036	322,338
Total core deposits	1,356,318	1,334,916	1,331,983	1,304,303	1,298,744

Brokered deposits	227,312	238,662	242,049	202,509	205,274
Other non-core time deposits	67,434	66,418	80,491	93,789	112,750
Total deposits	$1,651,064	$1,639,996	$1,654,523	$1,600,601	$1,616,768

SUMMIT FINANCIAL GROUP, INC. (NASDAQ: SMMF)
Asset Quality Information (unaudited)
	For the Quarter Ended
Dollars in thousands	9/30/2018	6/30/2018	3/31/2018	12/31/2017	9/30/2017

Gross loan charge-offs	$413	$525	$960	$550	$309
Gross loan recoveries	(278)	(97)	(153)	(276)	(67)
Net loan charge-offs (recoveries)	$135	$428	$807	$274	$242

Net loan charge-offs to average loans (annualized)	0.03%	0.10%	0.20%	0.07%	0.06%
Allowance for loan losses	$12,944	$12,580	$12,257	$12,565	$12,465
Allowance for loan losses as a percentage of period end loans	0.79%	0.77%	0.75%	0.78%	0.79%

Nonperforming assets:
Nonperforming loans
Commercial	$801	$954	$734	$696	$757
Commercial real estate	5,090	3,238	3,400	3,164	2,773
Residential construction and development	3,200	3,233	3,642	3,569	3,931
Residential real estate	7,760	8,241	7,521	7,656	8,082
Consumer	118	110	160	238	529
Total nonperforming loans	16,969	15,776	15,457	15,323	16,072
Foreclosed properties
Commercial real estate	1,762	1,818	1,875	1,789	1,988
Commercial construction and development	6,790	6,815	7,140	7,392	7,392
Residential construction and development	11,614	11,517	11,053	11,182	11,852
Residential real estate	1,851	1,456	1,374	1,107	1,390
Total foreclosed properties	22,017	21,606	21,442	21,470	22,622
Other repossessed assets	5	12	18	68	12
Total nonperforming assets	$38,991	$37,394	$36,917	$36,861	$38,706

Nonperforming loans to period end loans	1.03%	0.97%	0.94%	0.95%	1.02%
Nonperforming assets to period end assets	1.82%	1.77%	1.73%	1.73%	1.84%

Troubled debt restructurings
Performing	$27,441	$27,559	$27,408	$28,347	$28,304
Nonperforming	113	281	76	26	760
Total troubled debt restructurings	$27,554	$27,840	$27,484	$28,373	$29,064

Loans Past Due 30-89 Days (unaudited)
	For the Quarter Ended
Dollars in thousands	9/30/2018	6/30/2018	3/31/2018	12/31/2017	9/30/2017

Commercial	$607	$319	$539	$586	$378
Commercial real estate	988	546	601	1,082	944
Construction and development	393	264	174	1,127	238
Residential real estate	5,513	4,125	5,218	7,236	6,260
Consumer	345	337	425	504	419
Other	11	8	15	38	92
Total	$7,857	$5,599	$6,972	$10,573	$8,331

SUMMIT FINANCIAL GROUP, INC. (NASDAQ: SMMF)
Average Balance Sheet, Interest Earnings & Expenses and Average Rates
Q3 2018 vs Q2 2018 vs Q3 2017 (unaudited)
	Q3 2018			Q2 2018			Q3 2017
	Average	Earnings/	Yield/	Average	Earnings /	Yield /	Average	Earnings /	Yield /
Dollars in thousands	Balances	Expense	Rate	Balances	Expense	Rate	Balances	Expense	Rate

ASSETS
Interest earning assets
Loans, net of unearned interest
Taxable	$1,615,700	$21,154	5.19%	$1,618,726	$20,820	5.16%	$1,539,945	$19,387	4.99%
Tax-exempt	15,688	178	4.50%	15,800	180	4.57%	16,314	158	3.84%
Securities
Taxable	155,574	1,227	3.13%	160,632	1,240	3.10%	198,913	1,283	2.56%
Tax-exempt	146,174	1,443	3.92%	136,984	1,346	3.94%	145,599	1,714	4.67%
Interest bearing deposits other banks and Federal funds sold	38,642	138	1.42%	38,936	134	1.38%	42,926	149	1.38%
Total interest earning assets	1,971,778	24,140	4.86%	1,971,078	23,720	4.83%	1,943,697	22,691	4.63%

Noninterest earning assets
Cash & due from banks	9,326			9,100			9,591
Premises & equipment	36,533			35,721			33,667
Other assets	108,628			108,073			113,723
Allowance for loan losses	(12,865)			(12,541)			(12,418)
Total assets	$2,113,400			$2,111,431			$2,088,260

LIABILITIES AND SHAREHOLDERS' EQUITY

Liabilities
Interest bearing liabilities
Interest bearing
demand deposits	$486,107	$1,168	0.95%	$457,016	$901	0.79%	$384,539	$323	0.33%
Savings deposits	312,467	857	1.09%	332,809	798	0.96%	365,150	637	0.69%
Time deposits	616,657	2,689	1.73%	640,626	2,610	1.63%	636,424	2,003	1.25%
Short-term borrowings	211,211	1,436	2.70%	187,475	1,242	2.66%	205,536	1,160	2.24%
Long-term borrowings and subordinated debentures	39,265	437	4.42%	52,147	572	4.40%	65,346	681	4.13%
Total interest bearing liabilities	1,665,707	6,587	1.57%	1,670,073	6,123	1.47%	1,656,995	4,804	1.15%

Noninterest bearing liabilities
Demand deposits	219,986			219,134			217,760
Other liabilities	15,447			15,608			17,414
Total liabilities	1,901,140			1,904,815			1,892,169

Shareholders' equity - common	212,260			206,616			196,091
Total liabilities and shareholders' equity	$2,113,400			$2,111,431			$2,088,260

NET INTEREST EARNINGS		$17,553			$17,597			$17,887

NET INTEREST MARGIN			3.53%			3.58%			3.65%

SUMMIT FINANCIAL GROUP, INC. (NASDAQ: SMMF)
Average Balance Sheet, Interest Earnings & Expenses and Average Rates
YTD 2018 vs YTD 2017 (unaudited)
	YTD 2018			YTD 2017
	Average	Earnings /	Yield /	Average	Earnings /	Yield /
Dollars in thousands	Balances	Expense	Rate	Balances	Expense	Rate

ASSETS
Interest earning assets
Loans, net of unearned interest
Taxable	$1,615,427	$62,196	5.15%	$1,452,840	$54,487	5.01%
Tax-exempt	15,929	542	4.55%	14,223	602	5.66%
Securities
Taxable	169,177	3,839	3.03%	199,995	3,742	2.50%
Tax-exempt	138,539	4,078	3.94%	124,860	4,392	4.70%
Interest bearing deposits other banks and Federal funds sold	39,075	412	1.41%	43,862	466	1.42%
Total interest earning assets	1,978,147	71,067	4.80%	1,835,780	63,689	4.64%

Noninterest earning assets
Cash & due from banks	9,459			8,071
Premises & equipment	35,620			30,904
Other assets	107,789			108,783
Allowance for loan losses	(12,715)			(12,051)
Total assets	$2,118,300			$1,971,487

LIABILITIES AND SHAREHOLDERS' EQUITY

Liabilities
Interest bearing liabilities
Interest bearing
demand deposits	$455,637	$2,701	0.79%	$342,358	$722	0.28%
Savings deposits	330,420	2,373	0.96%	365,068	1,879	0.69%
Time deposits	626,587	7,498	1.60%	602,175	5,386	1.20%
Short-term borrowings	214,005	4,084	2.55%	200,929	3,233	2.15%
Long-term borrowings and subordinated debentures	52,155	1,696	4.35%	65,725	2,012	4.09%
Total interest bearing liabilities	1,678,804	18,352	1.46%	1,576,255	13,232	1.12%

Noninterest bearing liabilities
Demand deposits	216,701			196,019
Other liabilities	15,778			17,990
Total liabilities	1,911,283			1,790,264

Shareholders' equity - common	207,017			181,223
Total liabilities and shareholders' equity	$2,118,300			$1,971,487

NET INTEREST EARNINGS		$52,715			$50,457

NET INTEREST MARGIN			3.56%			3.67%